Fair value measurements and financial risk management	12 Months Ended
Dec. 31, 2020
Fair value measurements and financial risk management
Fair value measurements and financial risk management

Note 21 – Fair value measurements and financial risk management

The Company’s financial instruments consist of cash, restricted cash and cash equivalents, notes receivable, accounts payable, accrued expenses, long-term debt and redeemable non-controlling interest contingency. The fair values of cash, restricted cash, notes receivable, accounts payable and accrued expenses approximate their carrying values due to the relatively short-term to maturity. The Company’s long-term notes payable carrying value at the effective interest rate approximates fair value.

Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

Level 3 – Inputs for the asset or liability that are not based on observable market data.

The Company’s assets measured at fair value on a nonrecurring basis include investments, long-lived assets, indefinite-lived intangible assets and goodwill. The Company reviews the carrying amounts of such assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable or at least annually as of December 31, for indefinite-lived intangible assets and goodwill. Any resulting asset impairment would require that the asset be recorded at its fair value. The resulting fair value measurements of the assets are considered to be Level 3 measurements.

There have been no transfers between fair value levels during the years ended December 31, 2020 and 2019.

	Fair value measurements
	as of December 31, 2020 using:
	Level 1	Level 2	Level 3	Total
Assets:
Biological assets	$—	$—	$46,210	$46,210
	$—	$—	$46,210	$46,210

Liabilities:
Non-controlling interest redemption and contingent consideration liabilities	$—	$—	$4,592	$4,592
	$—	$—	$4,592	$4,592

	Fair value measurements
	as of December 31, 2019 using:
	Level 1	Level 2	Level 3	Total
Assets:
Biological assets	$—	$—	$19,197	$19,197
	$—	$—	$19,197	$19,197

Liabilities:
Non-controlling interest redemption and contingent consideration liabilities	$—	$—	$35,310	$35,310
	$—	$—	$35,310	$35,310

Biological assets

The fair value of biological assets is categorized within Level 3 on the fair value hierarchy. The Company measures its biological assets at fair value less costs to sell. This is determined using a model which estimates the expected harvest yield in grams for plants that are actively growing, and then adjusts that amount for the expected selling price per gram in the market in which the biological asset is growing. The estimates used in determining the fair value of biological assets are subject to volatility and several uncontrollable factors, which could significantly affect the fair value of biological assets in future periods. The significant assumptions used in determining the fair value of biological assets include:

•	Expected yield by plant – represents the expected number of grams of finished cannabis inventory which are expected to be obtained from each harvested cannabis plant;
•	Wastage of plants – represents the weighted average percentage of biological assets which are expected to fail to mature into cannabis plants that can be harvested;
•	Duration of the production cycle – represents the weighted average number of weeks out of the 12 week growing cycle that biological assets have reached as of the measurement date;
•

Percentage of costs incurred as of this date compared to the total costs expected to be incurred – this is calculated as the cost per gram of harvested cannabis to complete the sale of cannabis plants post harvest, consisting of the cost of direct and indirect materials and labor related to further production, labeling, and packaging;

•	Percentage of costs incurred for each stage of plant growth – represents the direct and indirect production costs incurred that are capitalized; and
•	Market values – this is calculated as the current market price per gram in the market in which the biological asset is being produced. This is expected to approximate future selling price.

The Company accretes fair value on a straight line basis according to stage of growth. As a result, a cannabis plant that is 50% through its 12 week growing cycle would be ascribed approximately 50% of its harvest date expected fair value. All plants are to be harvested cannabis and as of December 31, 2020 and 2019, on average, were 57% and 49% complete, respectively. An increase or decrease in the estimated sale price would result in a significant change in the fair value of biological assets.

The following table highlights the sensitivities and impact of changes in significant assumptions to the fair value of biological assets:

Signifcant inputs & Assumptions	Sensitivity Inputs ('000s)		Sensitivity	(+/-) Impact on Fair Value ('000s)
	December 31, 2020	December 31, 2019		December 31, 2020	December 31, 2019
Total expected grams yielded	9,776	3,466	(+/-) 10% grams yield	$3,017	$1,244
Average cost per gram to complete production	$1.78	$1.95	(+/-) $1.00 per gram	$9,734	$3,469
Average selling price per gram, less cost	$3.09	$3.59	(+/-) $1.00 per gram	$9,713	$3,464

Non-controlling interest contingency and buyout

During 2018, the Company agreed to acquire the remaining non-controlling interest in Costa Nursery Farms, LLC, d/b/a Modern Health Concepts (“MHC”) and Double Road Holdings, LLC (“DRH”), therefore voiding the non-controlling interest put options and the non-controlling interest purchased call options from the original agreements. The MHC acquisition’s consideration was for $25,000 in cash as well as common stock and the DRH acquisition’s consideration was for $40,142 in cash as well as common stock. Upon closing of each acquisition, the Company reversed the non-controlling interest contingency liabilities.

The non-controlling interest in MHC of $12,000 was calculated using the fair value method of the assets acquired and liabilities assumed. The value used in this determination was the purchase price for the controlling interest. The Company used the fair value method as it believes that the risks and rewards of the acquired entity are shared by the Company and the holder of the non-controlling interest. The MHC Agreement contained a put option under which the holder of the non-controlling interest could require the Company to redeem its equity interest in MHC. The redemption value was to be determined by mutual agreement or by an independent valuation expert subject to certain parameters that include a “floor” amount of $12,000 and a “ceiling” amount equal to 75% of the excess of the fair market value over $40,000 times the percentage interest held by the holder of the non-controlling interest (30% at the acquisition date). The Company had a call option under which it may require the holder of the non-controlling interest to sell under the same terms.

PT Florida was owned 77.2% by the Company and 22.8% by third parties (the “Remaining Florida Minority Holders”). The Remaining Florida Minority Holders, through their 22.8% non-controlling interest in PT Florida, indirectly held a 15.9% non-controlling interest in MHC as of December 31, 2019. In January 2020, half of the Remaining Florida Minority Holders agreed to sell their 11.4% equity in PT Florida for consideration of $2,500 cash and 1,772,062 SVS, valued at $12,272. In connection with this transaction, the Company paid the selling Remaining Florida Minority Holders $1,651 cash to retire principal and interest on the half of the Secured Promissory Notes – 2029 held by the selling Remaining Florida Minority Holders (See Note 11). In August 2020, the remaining half of the Remaining Florida Minority Holders agreed to sell their 11.4% equity in PT Florida for consideration of no cash and 2,375,000 SVS, valued at $19,996. In connection with this transaction, the Company paid the selling Remaining Florida Minority Holders $1,766 cash to retire principal and interest on the remaining half of the Secured Promissory Notes – 2029 held by the selling Remaining Florida Minority Holders (See Note 11).

In October 2018, the Company agreed to acquire from the minority members of DRH (the “DRH Minority Members”) their remaining 49% membership interests in DRH (the “DRH Minority Membership Units”) in consideration for $40,142 in cash (the “Connecticut Minority Buy-Out”) and $41,747 which was settled through the issuance of 4,755,548 SVS. This transaction closed immediately following completion of the Business Combination discussed in Note 3. The number of SVS to be paid to the DRH Minority Members for the DRH Minority Membership Units may be adjusted based upon an independent valuation to be conducted following the completion of the Business Combination. The valuation will first establish the value of DRH as a percentage of the value of Curaleaf Inc. as at March 8, 2018 (the “Exchange Ratio”), and then convert the Exchange Ratio into a percentage of the fully diluted equity as of the date of the Business Combination, not taking into account shares to be issued in connection with the Private Placement (the “Diluted Share Count”). Upon completion of this valuation, the number of additional SVS to be issued to DRH Minority Members shall be determined based on a prescribed formula, provided that the aggregate number of SVS issued to the DRH Minority Holders shall not exceed an additional 1.96% of the Diluted Share Count representing 8,962,380 SVS. In February 2020, the Company issued 2,016,858 SVS to the former minority members of DRH as a result of the second independent valuation.

As of both December 31, 2020 and 2019 the Company recognized a non-controlling interest buyout liability in the amount of $2,694, with the offset being recognized in redeemable non-controlling interest buyout as contra equity. An increase or decrease in the weighted average cost of capital (“WACC”) would result in an insignificant change in the fair value of the non-controlling interest contingency.

Financial Risk Management

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Company’s risk exposures and the impact on the Company’s financial instruments are summarized below:

Credit Risk

Credit risk is the risk of a potential loss to the Company if a customer or third party to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s notes and accounts receivable. The maximum credit exposure at December 31, 2020 and 2019 is the carrying amount of cash and cash equivalents, accounts receivable and notes receivable. The Company does not have significant credit risk with respect to its customers. All cash and cash equivalents are placed with major U.S. financial institutions.

The Company provides credit to its wholesale and MSA customers in the normal course of business and has established processes to mitigate credit risk. The amounts reported in the consolidated statements of financial position are net of allowances for bad debts, estimated by the Company’s management based on prior experience and its assessment of the current economic environment. The Company reviews its trade receivable accounts regularly and reduces amounts to their expected realizable values by adjusting the allowance for doubtful accounts when management determines that the account may not be fully collectible. The Company applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”) which uses a lifetime expected loss allowance for all trade receivables. The Company has not adopted standardized credit policies, but rather assesses credit on a customer-by-customer basis in an effort to minimize those risks. As of December 31, 2020, the Company recognized a $494 provision for expected credit losses. No provision was recognized for the year ended December 31, 2019.

The Company’s aging of trade receivables was as follows:

	December 31,	December 31,
	2020	2019
0 to 90 days	$25,180	$10,471
91 to 180 days	236	1,853
181 days +	967	5,015
Total accounts receivable, net	$26,383	$17,339

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company manages liquidity risk through the management of its capital structure. The Company’s approach to managing liquidity is to ensure that it will have sufficient liquidity to settle obligations and liabilities when due.

In addition to the commitments outlined for notes payable in Note 11 and lease liabilities in Note 19, the Company has the following gross remaining contractual obligations:

	< 1 Year	1 to 3 Years	Total
For the year ended December 31, 2020:
Accounts payable	$47,043	$—	$47,043
Accrued expenses	57,475	—	57,475
Other current liabilities	6,568	—	6,568
Non-controlling interest redemption liability	—	2,694	2,694
Contingent consideration liability	—	1,898	1,898
	$111,086	$4,592	$115,678

	< 1 Year	1 to 3 Years	Total
For the year ended December 31, 2019:
Accounts payable	$12,742	$—	$12,742
Accrued expenses	18,016	—	18,016
Other current liabilities	31,549	—	31,549
Non-controlling interest redemption liability	—	2,694	2,694
Contingent consideration liability	—	32,616	32,616
	$62,307	$35,310	$97,617

The Company is monitoring the impacts of COVID-19 closely, and although liquidity has not been materially affected by the COVID-19 outbreak to date, the ultimate severity of the outbreak and its impact on the economic environment is uncertain. Given the current uncertainty of the future economic environment, the Company has taken additional measures in monitoring and deploying its capital to minimize the negative impact on liquidity.

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Cash and cash equivalents bear interest at market rates. The Company’s notes receivable and financial debts have fixed rates of interest and are carried at amortized cost. The Company does not account for any fixed-rate financial assets or financial liabilities at fair value, therefore, a change in interest rates at the reporting date would not affect profit or loss.

Capital Management

The Company’s objectives when managing capital are to ensure that there are adequate capital resources to safeguard the Company’s ability to continue as a going concern and maintain adequate levels of funding to support its ongoing operations and development such that it can continue to provide returns to shareholders and benefits for other stakeholders.

The capital structure of the Company consists of items included in shareholders’ equity and debt, net of cash and cash equivalents. The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the Company’s underlying assets. The Company plans to use existing funds, as well as funds from the future sale of products to fund operations and expansion activities.

As disclosed in Note 11, the Company has various notes payable in place. Certain of these notes are subject to financial covenants which are mainly in the form of cash related covenants.  Other than these items related to notes payable, as of December 31, 2020 and December 31, 2019, the Company was not subject to externally imposed capital requirements.